DELAWARE POOLED TRUST, INC.-THE HIGH-YIELD BOND PORTFOLIO
TOTAL RETURN PERFORMANCE
THREE MONTHS ENDED APRIL 30, 1997
-------------------------------------------------------------------------------

Initial Investment                                          $1,000.00
Beginning OFFER                                                $10.21
Initial Shares                                                 97.943


   Fiscal          Beginning         Dividends              Reinvested           Cumulative
    Year            Shares          for Period                Shares               Shares

----------------------------------------------------------------------------------------------
    1997            97.943            $0.150                  1.431                99.374
----------------------------------------------------------------------------------------------



Ending Shares                                                99.374
Ending NAV                                           x       $10.26
                                                          ---------
Investment Return                                         $1,019.58





Total Return Performance
------------------------
Investment Return                                         $1,019.58
Less Initial Investment                                   $1,000.00
                                                          ---------
                                                             $19.58 / $1,000.00 x 100



Total Return:                                                  1.96%

DELAWARE POOLED TRUST, INC.-THE HIGH-YIELD BOND PORTFOLIO
TOTAL RETURN PERFORMANCE
LIFETIME ENDED APRIL 30, 1997
-------------------------------------------------------------------------------

Initial Investment                                        $1,000.00
Beginning OFFER                                              $10.00
Initial Shares                                              100.000


   Fiscal          Beginning         Dividends            Reinvested           Cumulative
    Year            Shares          for Period              Shares               Shares

----------------------------------------------------------------------------------------------
    1997            100.000           $0.265                 2.617              102.617
----------------------------------------------------------------------------------------------





Ending Shares                                               102.617
Ending NAV                                           x       $10.26
                                                          ---------
Investment Return                                         $1,052.85





Total Return Performance
------------------------
Investment Return                                         $1,052.85
Less Initial Investment                                   $1,000.00
                                                          ---------
                                                             $52.85 / $1,000.00 x 100



Total Return:                                                  5.29%
